Exhibit 10.2

THIRD AMENDMENT TO TERM LOAN CREDIT AGREEMENT

This THIRD AMENDMENT TO TERM LOAN CREDIT AGREEMENT (this “Amendment”) is dated as of July 9, 2020 and is entered into by and among PETIQ, LLC, an Idaho limited liability company (the “Borrower”), the Guarantors party hereto, ARES CAPITAL CORPORATION and each other Lender party hereto (consisting of the Required Lenders) and ARES CAPITAL CORPORATION, as the administrative agent (in such capacity, the “Administrative Agent”).  Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Existing Credit Agreement (as defined below) after giving effect to this Amendment.

RECITALS

WHEREAS, the Borrower, Ares Capital Corporation and the Lenders party thereto and the Administrative Agent have entered into that certain Amended and Restated Term Loan Credit Agreement, dated as of July 8, 2019 (as amended by the Second Amendment to the Term Loan Credit Agreement dated as of May 14, 2020 and as further amended, restated, amended and restated, supplemented, or otherwise modified prior to the date hereof, the “Existing Credit Agreement”);

WHEREAS, the Borrower has requested that the Lenders amend the Existing Credit Agreement on the terms set forth herein (such Existing Credit Agreement, as hereby amended on the Amended Effective Date (as defined below), the “Amended Credit Agreement”); and

WHEREAS, on the Amendment Effective Date, the Lenders party hereto (consisting of the Required Lenders) are willing to agree to the amendments requested by the Borrower, on the terms and conditions set forth in this Amendment.

NOW, THEREFORE, in consideration of the premises and the mutual agreements set forth herein, the Borrower, the Guarantors party hereto, the Lenders party hereto (consisting of the Required Lenders) and the Administrative Agent hereby agree as follows:

Section 1.Amendments

Subject to the satisfaction of the conditions set forth in Section 3 of this Amendment, on the Amendment Effective Date, the Existing Credit Agreement is hereby amended as follows:

(a)The following new definitions are hereby added to Section 1.01 of the Existing Credit Agreement in the appropriate alphabetical order:

“CAP IM Agreements” means, collectively, (a) that certain CAP Supply Agreement and (b) that certain Amended and Restated Exclusive License and Supply Agreement, each dated as of March 31, 2015 between CAP IM Supply, Inc. and PetIQ, LLC.

“CAP IM Termination Agreement” has the meaning specified in the definition of “Consolidated EBITDA”.

“Third Amendment” means that certain Third Amendment to the Amended and Restated Credit Agreement, dated as of the Third Amendment Effective Date, by and among the Borrower, the Guarantors party thereto, the Lenders party thereto and the Administrative Agent.

“Third Amendment Effective Date” means the date on which the Third Amendment became effective in accordance with its terms and conditions, such date being July 9, 2020.

(b)The definition of “Indebtedness” in Section 1.01 of the Existing Credit Agreement is hereby amended by amending and restating the last sentence thereof in its entirety as set forth below:

“For all purposes hereof, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which such Person is a general partner or a joint venturer, unless such Indebtedness is expressly made non-recourse to such Person.  The amount of any Capitalized Lease or Synthetic Lease Obligation as of any date shall be deemed to be the amount of Attributable Indebtedness in respect thereof as of such date.  For the avoidance of doubt, obligations to make payments under the CAP IM Termination Agreement constitute “Indebtedness” (and as of the Third Amendment Effective Date, the aggregate principal amount of such Indebtedness (after giving effect to the netting of deposits held by the counterparties to the CAP IM Agreements on the Third Amendment Effective Date) is $19,000,000)”.

(c)The following definition in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety as set forth below:

“Loan Documents” means this Agreement, the First Amendment, the Second Amendment, the Third Amendment, each Note, each Security Document, the Fee Letter, each Subordination Agreement, each Compliance Certificate, the ABL Intercreditor Agreement, any Junior Lien Intercreditor Agreement, any Pari Passu Intercreditor Agreement, any agreement creating or perfecting rights in cash collateral pursuant to the provisions of Section 2.14 (but specifically excluding any Secured Cash Management Agreement and Secured Hedge Agreement), and each other agreement, document or instrument delivered by any Credit Party in connection with any Loan Document, whether or not specifically mentioned herein or therein.

(d)Section 6.05(a) of the Existing Credit Agreement is hereby amended and restated in its entirety as set forth below:

(a) Defaults. The Credit Parties will promptly (but in any event within three (3) Business Days) notify the Administrative Agent and each Lender in writing following Senior Management obtaining knowledge of the occurrence of (i) any Default or Event of Default or (ii) any “default,” “event of default” or material breach under any Material Agreement or Pharmaceutical License or (iii) any termination or expiration of any Material Agreement or Pharmaceutical License (other than, in the case of clause (ii) and (iii) as it relates to the CAP Supply Agreement (referred to under clause (a) of the definition of CAP IM Agreements), any default, breach or termination thereof that occurred on or prior to the Third Amendment Effective Date or as part of the CAP IM Termination Agreement).

(e)Clause (b)(vi) of the definition of “Consolidated EBITDA” in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety as set forth below:

(vi)one-time non-cash expenses of up to $19,000,000 recorded in the fiscal quarter ending June 30, 2020 in connection with the termination of the CAP IM Agreements in accordance with that certain Termination, Settlement and Asset Purchase Agreement dated as of the Third Amendment Effective Date among PetIQ, LLC, CAP IM Supply, Inc. and CAP Supply Inc. (the “CAP IM Termination Agreement”), excluding, for the avoidance of doubt, the amount of all payments made under the CAP IM Termination Agreement attributable to the purchases of inventory, to

(f)Section 7.02(p) of the Existing Credit Agreement is hereby amended by replacing “andˮ with “;ˮ at the end thereof;

(g)Section 7.02(q) of the Existing Credit Agreement is hereby amended by replacing “.ˮ with “; andˮ at the end thereof;

(h)Section 7.02 of the Existing Credit Agreement is hereby amended by adding clause (r) as set forth below:

(r)unsecured Indebtedness of the Credit Parties and their Restricted Subsidiaries incurred in connection with the termination of the CAP IM Agreements pursuant to the CP IM Termination Agreement; provided, that the aggregate amount of such Indebtedness shall not exceed $19,000,000 (after giving effect to the netting of deposits held by the counterparties to the CAP IM Agreements on the Third Amendment Effective Date).

(i)Section 7.04(b)(vi) of the Existing Credit Agreement is hereby amended by replacing “andˮ with “;ˮ at the end thereof;

(j)Section 7.04(b)(vii) of the Existing Credit Agreement is hereby amended by replacing “.ˮ with “andˮ at the end thereof;

(k)Section 7.04(b) of the Existing Credit Agreement is hereby amended by adding clause (viii) as set forth below:

(viii) payments made pursuant to the CAP IM Termination Agreement in an aggregate amount not to exceed the amount payable thereunder as of the Third Amendment Effective Date.

Section 2.Conditions to Effectiveness

This Amendment shall become effective as of the date hereof only upon the satisfaction or waiver of all of the conditions precedent (the date of satisfaction or waiver of such conditions being referred to herein as the “Amendment Effective Date”) set forth below have been satisfied:

(a)Amendment. The Administrative Agent shall have received counterparts of this Amendment executed and delivered by each of the (i) Borrower and each other Guarantor party hereto and (ii) the Lenders party hereto (consisting of the Required Lenders);

(b)Amendment to ABL Credit Agreement. The Administrative Agent shall have received a copy of a fully executed amendment to the ABL Credit Agreement, in form and substance reasonably satisfactory to the Required Lenders;

(c)Default. No Default or Event of Default shall have occurred and be continuing at the time of incurrence of this Amendment or the transactions contemplated hereby or could result therefrom;

(d)Closing Certificate. The Administrative Agent shall have received a customary certificate, dated as of the Amendment Effective Date, signed by a chief executive officer, chief financial officer or another senior officer of the Borrower, confirming compliance with the conditions precedent set forth in clauses (c) and (e) of this Section 3 has been satisfied;

(e)Representations and Warranties. Each of the representations and warranties made by any Credit Party in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of the date hereof as if made on and as of such date except, (i) to the extent that such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such date and (ii) that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects; and

(f)Fees and Expenses. The Borrower shall have paid all reasonable documented out-of-pocket expenses incurred by the Administrative Agent (including the reasonable and documented fees, charges and disbursements of counsel) in connection with this Amendment, to the extent invoiced three (3) Business Days prior to the Amendment Effective Date (except as otherwise reasonably agreed by the Borrower).

Section 3.Reaffirmation, Acknowledgment and Consent

The Borrower hereby confirms its pledges, grants of security interests and other obligations, as applicable, under and subject to the terms of each of the Loan Documents to which it is party, and agrees that, notwithstanding the effectiveness of this Amendment or any of the transactions contemplated hereby, such pledges, grants of security interests and other obligations, and the terms of each of the Loan Documents to which it is a party, as supplemented in connection with this Amendment and the transactions contemplated hereby, are not impaired or affected in any manner whatsoever and shall continue to be in full force and effect and shall continue to secure all the Obligations.

Each Guarantor hereby acknowledges that it has reviewed the terms and provisions of the Existing Credit Agreement and this Amendment and consents to the amendments to the Existing Credit Agreement effected pursuant to this Amendment.  Each Guarantor hereby confirms its guarantees, pledges, grants of security interests and other obligations under and subject to the terms of each of the Loan Documents to which it is party, and agrees that, notwithstanding the effectiveness of this Amendment or any of the transactions contemplated hereby, such guarantees, pledges, grants of security interests and other obligations, and the terms of each of the Loan Documents to which it is a party, as modified or supplemented in connection with this Amendment and the transactions contemplated hereby, are not impaired or affected in any manner whatsoever and shall continue to be in full force and effect and shall continue to secure all the Obligations.

Each Guarantor acknowledges and agrees that each Loan Document to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment.

Section 4.Miscellaneous

(a)Reference to and Effect on the Credit Agreement and the other Loan Documents.

(i)On and after the Amendment Effective Date, each reference in the Existing Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import referring to the Existing Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the Existing Credit Agreement, shall mean and be a reference to the Amended Credit Agreement.

(ii)Except as specifically amended by this Amendment, the Existing Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(b)Loan Document.  This Amendment shall constitute a Loan Document under the terms of the Amended Credit Agreement.

(c)Non-Reliance on Administrative Agent. Each Lender acknowledges that it has independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Amendment.  Each Lender also acknowledges that it will, without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own credit decisions in taking or not taking action under or based upon this Amendment, the Amended Credit Agreement, any other Loan Document, any related agreement or any document furnished hereunder or thereunder.

(d)No Novation.  By its execution of this Amendment, each of the parties hereto acknowledges and agrees that the terms of this Amendment do not constitute a novation, but, rather, an amendment of the terms of a pre-existing Indebtedness and related agreement, as evidenced by the Amended Credit Agreement.

(e)Headings.  Section and Subsection headings in this Amendment are included for convenience of reference only and shall not affect the interpretation of this Amendment.

(f)Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD OF CONFLICTS OF LAW RULES THAT WOULD RESULT IN THE APPLICATION OF A DIFFERENT GOVERNING LAW.  The provisions of Sections 10.04 and 10.14(b), (c), (d) and (e) of the Amended Credit Agreement are incorporated by reference herein and made a part hereof.

(g)Counterparts.  This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment or any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other state laws based on the Uniform Electronic Transactions Act, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means.

(h)Severability.  If any provision of this Amendment is held to be illegal, invalid or unenforceable, (i) the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impacted thereby and (ii) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provisions in any other jurisdiction.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

Borrower:

PETIQ, LLC, an Idaho limited liability company

By:	/s/ McCord Christensen
	Name:	McCord Christensen
	Title:	Chief Executive Officer

Guarantors:

PETIQ HOLDINGS, LLC, a Delaware limited liability company

By:	/s/ McCord Christensen
	Name:	McCord Christensen
	Title:	Chief Executive Officer

TRUE SCIENCE HOLDINGS, LLC, a Florida limited liability company

By:	/s/ McCord Christensen
	Name:	McCord Christensen
	Title:	Chief Executive Officer

TRURX LLC, an Idaho limited liability company

By:	/s/ McCord Christensen
	Name:	McCord Christensen
	Title:	Chief Executive Officer

TRU PRODIGY, LLC, a Texas limited liability company

By:	/s/ McCord Christensen
	Name:	McCord Christensen
	Title:	Chief Executive Officer

COMMUNITY VETERINARY CLINICS, LLC, a Delaware limited liability company

By:	/s/ McCord Christensen
	Name:	McCord Christensen
	Title:	Chief Executive Officer

PET SERVICES OPERATING, LLC, a Delaware limited liability company

By:	/s/ McCord Christensen
	Name:	McCord Christensen
	Title:	Chief Executive Officer

VIP PETCARE, LLC, a California limited liability company

By:	/s/ McCord Christensen
	Name:	McCord Christensen
	Title:	Chief Executive Officer

PAWSPLUS MANAGEMENT, LLC, a Delaware limited liability company

By:	/s/ McCord Christensen
	Name:	McCord Christensen
	Title:	Chief Executive Officer

COMMUNITY CLINICS, INC., a California corporation

By:	/s/ McCord Christensen
	Name:	McCord Christensen
	Title:	Chief Executive Officer

HBH ENTERPRISES LLC,
a Utah limited liability company

By:	/s/ McCord Christensen
	Name:	McCord Christensen
	Title:	Chief Executive Officer

SERGEANT’S PET CARE PRODUCTS, INC.,
a Michigan corporation

By:	/s/ McCord Christensen
	Name:	McCord Christensen
	Title:	Chief Executive Officer

SPC TRADEMARKS, LLC,
a Texas limited liability company

By:	/s/ McCord Christensen
	Name:	McCord Christensen
	Title:	Chief Executive Officer

VELCERA, INC.,
a Delaware corporation

By:	/s/ McCord Christensen
	Name:	McCord Christensen
	Title:	Chief Executive Officer

ARES CAPITAL CORPORATION, as Administrative Agent and a Lender

By:	/s/ Ian Fitzgerald
	Name:	Ian Fitzgerald
	Title:	Authorized Signatory

Lenders:

ARES CAPITAL CORPORATION

By:	/s/ Ian Fitzgerald
	Name:	Ian Fitzgerald
	Title:	Authorized Signatory

CADEX CREDIT FINANCING, LLC

By:	/s/ Ian Fitzgerald
	Name:	Ian Fitzgerald
	Title:	Authorized Signatory

ARES JASPER FUND HOLDINGS, LLC
By:	Ares Capital Management LLC, as servicer

By:	/s/ Ian Fitzgerald
	Name:	Ian Fitzgerald
	Title:	Authorized Signatory

ARES ND CSF HOLDINGS LLC
By:	Ares Capital Management LLC, as servicer

By:	/s/ Ian Fitzgerald
	Name:	Ian Fitzgerald
	Title:	Authorized Signatory

ARES CREDIT STRATEGIES INSURANCE
DEDICATED FUND
SERIES INTERESTS OF THE SALI MULTI-
SERIES FUND, L.P.
By:	Ares Management LLC, its investment subadvisor
By:	Ares Capital Management LLC, as subadvisor

By:	/s/ Ian Fitzgerald
	Name:	Ian Fitzgerald
	Title:	Authorized Signatory

ARES CSIDF HOLDINGS, LLC
By:	Ares Capital Management LLC, as servicer

By:	/s/ Ian Fitzgerald
	Name:	Ian Fitzgerald
	Title:	Authorized Signatory

AC AMERICAN FIXED INCOME IV, L.P.
By:	Ares Capital Management LLC, its investment manager

By:	/s/ Ian Fitzgerald
	Name:	Ian Fitzgerald
	Title:	Authorized Signatory

FEDERAL INSURANCE COMPANY
By:	Ares Capital Management LLC, its investment manager

By:	/s/ Ian Fitzgerald
	Name:	Ian Fitzgerald
	Title:	Authorized Signatory

NATIONWIDE LIFE INSURANCE COMPANY
By:	Ares Capital Management LLC, its investment manager

By:	/s/ Ian Fitzgerald
	Name:	Ian Fitzgerald
	Title:	Authorized Signatory

SA REAL ASSET 20 LIMITED
By:	Ares Management LLC, its investment manager
By:	Ares Capital Management LLC, as subadvisor

By:	/s/ Ian Fitzgerald
	Name:	Ian Fitzgerald
	Title:	Authorized Signatory

GREAT AMERICAN LIFE INSURANCE
COMPANY
By:	Ares Capital Management LLC, its investment manager

By:	/s/ Ian Fitzgerald
	Name:	Ian Fitzgerald
	Title:	Authorized Signatory

GREAT AMERICAN INSURANCE COMPANY
By:	Ares Capital Management LLC, its investment manager

By:	/s/ Ian Fitzgerald
	Name:	Ian Fitzgerald
	Title:	Authorized Signatory

BOWHEAD IMC LP
By:	Ares Capital Management LLC, its investment manager

By:	/s/ Ian Fitzgerald
	Name:	Ian Fitzgerald
	Title:	Authorized Signatory

AN CREDIT STRATEGIES FUND, L.P.
By:	Ares Capital Management LLC, its investment manager

By:	/s/ Ian Fitzgerald
	Name:	Ian Fitzgerald
	Title:	Authorized Signatory

DIVERSIFIED LOAN FUND – PRIVATE DEBT A
S.A R.L
By:	Ares Management Limited, its portfolio manager
By:	Ares Capital Management LLC, its subadvisor

By:	/s/ Ian Fitzgerald
	Name:	Ian Fitzgerald
	Title:	Authorized Signatory

AO MIDDLE MARKET CREDIT L.P.
By:	Ares Capital Management LLC, its investment manager

By:	/s/ Ian Fitzgerald
	Name:	Ian Fitzgerald
	Title:	Authorized Signatory

IVY HILL MIDDLE MARKET CREDIT FUND XV, LTD.
By:	Ivy Hill Asset Management, L.P., as Asset Management

By:	/s/ Kevin Braddish
	Name:	Ian Fitzgerald
	Title:	Authorized Signatory

IVY HILL MIDDLE MARKET CREDIT FUND XIV, LTD.
By:	Ivy Hill Asset Management, L.P., as Asset Management

By:	/s/ Kevin Braddish
	Name:	Ian Fitzgerald
	Title:	Authorized Signatory

IVY HILL MIDDLE MARKET CREDIT FUND XII, LTD.
By:	Ivy Hill Asset Management, L.P., as Asset Management

By:	/s/ Kevin Braddish
	Name:	Ian Fitzgerald
	Title:	Authorized Signatory

IVY HILL MIDDLE MARKET CREDIT FUND VIII, LTD.
By:	Ivy Hill Asset Management, L.P., as Asset Management

By:	/s/ Kevin Braddish
	Name:	Ian Fitzgerald
	Title:	Authorized Signatory

IVY HILL MIDDLE MARKET CREDIT FUND V, LTD.
By:	Ivy Hill Asset Management, L.P., as Asset Management

By:	/s/ Kevin Braddish
	Name:	Ian Fitzgerald
	Title:	Authorized Signatory

IVY HILL MIDDLE MARKET CREDIT FUND IV, LTD.
By:	Ivy Hill Asset Management, L.P., as Asset Management

By:	/s/ Kevin Braddish
	Name:	Ian Fitzgerald
	Title:	Authorized Signatory

IVY HILL MIDDLE MARKET CREDIT FUND XVI, LTD.
By:	Ivy Hill Asset Management, L.P., as Asset Management

By:	/s/ Kevin Braddish
	Name:	Ian Fitzgerald
	Title:	Authorized Signatory

FEDERAL INSURANCE COMPANY
By:	Ivy Hill Asset Management, L.P., as Asset Management

By:	/s/ Kevin Braddish
	Name:	Ian Fitzgerald
	Title:	Authorized Signatory

IVY HILL MIDDLE MARKET CREDIT FUND XVII, LTD.
By:	Ivy Hill Asset Management, L.P., as Asset Management

By:	/s/ Kevin Braddish
	Name:	Ian Fitzgerald
	Title:	Authorized Signatory